Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-95285.


                                                  /s/ Arthur Andersen LLP

Stamford, Connecticut
March 29, 2000